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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported): September 18, 2002


                             VEECO INSTRUMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            DELAWARE                  0-16244                11-2989601
------------------------------     --------------        --------------------
 (STATE OR OTHER JURISDICTION       (COMMISSION             (IRS EMPLOYER
       OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)


       100 SUNNYSIDE BOULEVARD, WOODBURY, NEW YORK            11797
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


       Registrant's telephone number, including area code: (516) 677-0200

                                 NOT APPLICABLE.
       ----------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



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Item 5.   Other Events.

          On September 18, 2002, Veeco Instruments Inc. and FEI Company received a request from the U.S. Department of Justice for additional information under the Hart-Scott-Rodino Antitrust Improvements Act regarding the proposed merger involving the two companies. Veeco intends to cooperate fully and respond promptly to the request.

         The second request has the effect of extending the waiting period under the Hart-Scott-Rodino Act until 30 calendar days after Veeco and FEI comply with the request.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2002

                                  VEECO INSTRUMENTS INC.


                                  By: /s/ GREGORY A. ROBBINS
                                      ----------------------------
                                      Name: Gregory A. Robbins
                                      Title:  Vice President and General Counsel




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